Exhibit 10.1 Agreement and Plan of Merger

                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN


                              NATIONAL BEAUTY CORP.
                              A NEVADA CORPORATION


                                       AND


                             ZZYZX ZZAZX ZZOZX, INC.
                              A WYOMING CORPORATION

                         LIST OF SCHEDULES AND EXHIBITS
                                       TO
                          AGREEMENT AND PLAN OF MERGER


SCHEDULES

Schedule 2.1 List of Zzyz Shareholders and Company Common Stock and Company Preferred Stock to be Received
Schedule 4.1(b)          Company Conflicts
Schedule 4.1(c)          Company Capitalization
Schedule 4.1(g)          Issuance of Company Securities
Schedule 4.1(i)          Company Taxes
Schedule 4.1(l)          Company Legal Proceedings
Schedule 4.1(m)          Company Changes or Events
Schedule 4.2(i)          Zzyz Legal Proceedings
Schedule 4.2(g)          Zzyz Liabilities


EXHIBITS

Exhibit 2.1(c)           Company Warrant
Exhibit 2.1(d)           Certificate of Designation
Exhibit 2.2(a)           Escrow Agreement
Exhibit 2.2(b)           Conversion and Exercise Procedures
Exhibit 6.1(a)           Company Certified Resolutions
Exhibit 6.1(b)           Opinion of Weed & Co., LLP
Exhibit 6.1(c)           Opinion of Hand & Hand re Rule 504
Exhibit 6.1(d)           Company Instruction Letter to Transfer Agent
Exhibit 6.1(f)           Company Officer's Certificate
Exhibit 6.2(a)           Zzyz Certified Resolutions
Exhibit 6.2(b)           Opinion of Hand & Hand, a professional corporation
Exhibit 6.2(d)           Zzyz Officer's Certificate

AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of August 20, 2002, by and between National Beauty Corp., a Nevada corporation (the "Company"), and
Zzyzx  Zzazx  Zzozx,  Inc.,  a  Wyoming  corporation  ("Zzyz").

                                    RECITALS

     WHEREAS, the Company and Zzyz desire to merge Zzyz with and into the Company whereby the Company shall be the surviving entity pursuant to the terms and conditions set forth herein and whereby the transaction shall qualify as a tax free exchange pursuant to Section 351 of the Internal Revenue Code (the "IRC");

WHEREAS, in furtherance of such combination, the Boards of Directors of the Company and Zzyz have each approved the merger of Zzyz with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth herein, in accordance with the applicable provisions of the Nevada General Corporation Law (the "NGCL"), in the case of the Company, and the Wyoming Business Corporation Act (the "WBCA"), in the case of Zzyz;

WHEREAS, the shareholders of Zzyz desire to exchange all of their shares of the capital stock of Zzyz (the "Zzyz Capital Stock") for shares of the capital stock of the Company (the "Company Capital Stock") in the respective amounts set forth in Schedule 2.1 hereto as a tax free exchange pursuant to Section 351 of the IRC;

WHEREAS, the holder of the warrant to purchase 3,000,000 shares of Zzyz's common stock, no par value (the "Zzyz Common Stock"), at a purchase price of $.001 per share (the "Zzyz Warrant") desires to exchange the Zzyz Warrant for a warrant to purchase 3,000,000 shares of the Company's common stock, par value $.001 per share (the "Company Common Stock"), at a purchase price of $.001 per share (the "Company Warrant"); and

WHEREAS, all defined terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Convertible Preferred Stock Purchase Agreement dated even date herewith between Zzyz and HEM Mutual Assurance LLC (the "Purchase Agreement").

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
                                    ARTICLE I

                                   THE MERGER
          1.1     The  Merger.  At  the  Effective Time (as hereinafter defined)
                  -----------
and subject to and upon the terms and conditions of this Agreement, the NGCL and the WBCA, Zzyz shall be merged with and into the Company pursuant to the Merger. Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of Zzyz shall cease. As part of the Merger and as more fully described in Section 2.1, (i) the 1,000 issued and outstanding shares of the Zzyz Common Stock shall be exchanged for 1,000 shares of the Company Common Stock, (ii) the 750 issued and outstanding shares of Zzyz's Series A 2% Convertible Preferred Stock, no par value (the "Zzyz Preferred Stock"), shall be exchanged for 750 shares of the Company's Series B 2% Convertible Preferred Stock, par value $.001 per share (the "Company Preferred Stock"), and (iii) the Zzyz Warrant shall be exchanged for the Company Warrant.

          1.2     Effective  Time.  The  Merger shall be consummated as promptly
                  ---------------
as practicable after satisfaction of all conditions to the Merger set forth herein, by filing with the Secretary of State of the States of Nevada and Wyoming a certificate of merger (the "Certificate of Merger") or other appropriate documents, executed in accordance with the relevant provisions of the NGCL and WBCA. The Merger shall become effective upon the filing of the Certificate of Merger. The time of such filing shall be referred to herein as the "Effective Time."

          1.3     Effects of the Merger.  At the Effective Time, all the rights,
                  ---------------------
privileges, immunities, powers and franchises of the Company and Zzyz and all property, real, personal and mixed, and every other interest of, or belonging to or due to each of the Company and Zzyz shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of the Company and Zzyz, including, without limitation, the performance of all obligations and duties of Zzyz pursuant to the Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement"), dated August 20, 2002, between Zzyz and the purchaser listed therein, and the exhibits, schedules and all documents executed in connection therewith, or any other Transaction Document (as defined in the Purchase Agreement), shall become the debts, liabilities, obligations and duties of the Surviving Corporation without further act or deed, all in the manner and to the full extent provided by the NGCL and the WBCA. Whenever a conveyance, assignment, transfer, deed or other instrument or act is necessary to vest any property or right in the Surviving Corporation, the directors and officers of the respective constituent corporations shall execute, acknowledge and deliver such instruments and perform such acts, for which purpose the separate existence of the constituent corporations and the authority of their respective directors and officers shall continue, notwithstanding the Merger.

          1.4     Certificate  of  Incorporation.  The  Certificate  of
                  ------------------------------
Incorporation of the Company, as in effect immedi-ately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation and thereafter may be amended or repealed in accordance with its terms and applicable law.

          1.5     By-Laws.  At the Effective Time and without any further action
                  -------
on the part of the Company and Zzyz, the By-laws of the Company shall be the By-laws of the Surviving Cor-poration and thereafter may be amended or repealed in accordance with their terms or the Certificate of Incorporation of the Sur-viving Corporation and as provided by law.

          1.6     Directors.  The directors of the Company at the Effective Time
                  ---------
shall be the directors of the Surviving Corpora-tion, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

          1.7     Officers.  The  officers  of the Company at the Effective Time
                  --------
shall be the officers of the Surviving Corpora-tion, until the earlier of their resignation or removal or until their respective successors are duly appointed and qualified, as the case may be.

          1.8     Tax-Free  Reorganization.  The  parties intend that the Merger
                  ------------------------
shall be treated as a tax-free exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). No party shall take any action or fail to take any action that would adversely affect the treatment of the Merger as a tax-free exchange.

                                   ARTICLE II

                        CONVERSION OF SHARES AND WARRANTS
2.1 Exchange and Cancellation of Zzyz Common Stock, Zzyz Preferred Stock and Zzyz Warrant; Certificate of Designation of the Company Preferred Stock.

          (a) All 1,000 issued and outstanding shares of the Zzyz Common Stock (the "Zzyz Common Stock Shares") outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be exchanged, on a one for one basis, in accordance with Schedule 2.1 hereof, for 1,000 duly issued, fully paid and nonassessable, shares of the Company Common Stock (the Company Common Stock Shares"), whereupon the Zzyz Common Stock Shares shall be cancelled.

          (b) All 750 issued and outstanding shares of the Zzyz Preferred stock (the "Zzyz Preferred Stock Shares") outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be exchanged, on a one for one basis, in accordance with Schedule 2.1 hereof, for 750 duly issued, fully paid and nonassessable shares of the Company Preferred Stock (the "Company Preferred Stock Shares"), whereupon the Zzyz Preferred Stock Shares shall be cancelled.

          (c) the Zzyz Warrant outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be exchanged for the Company Warrant annexed hereto and made a part hereof as EXHIBIT 2.1(C), whereupon the
                                                 --------------
Zzyz Warrant shall be cancelled.

          (d) At the Effective Time, the Company shall file with the Secretary of State of the State of Nevada the Certificate of Designation of the Rights and Preferences of the Series B 2% Convertible Preferred Stock of the Company, annexed hereto and made a part hereof as EXHIBIT 2.1(D) (the
                                                  --------------
"Certificate of Designation").

          2.2     Escrow  Materials.  (a)  At  the  Closing,  the  Company shall
                  -----------------
deposit into escrow with Kaplan Gottbetter & Levenson, LLP, as escrow agent (the "Escrow Agent") the following, which are hereinafter collectively referred to as the "Escrow Materials," (i) the Company Common Stock Shares, (ii) the Company Preferred Stock Shares, (iii) the Company Warrant, (iv) certificates representing 30,000,000 shares of duly issued Company Common Stock, without restriction and freely tradable upon resale pursuant to Rule 504 of Regulation D of the Securities Act (the "Company Escrow Shares"), in share denominations of ten thousand (10,000) shares, registered in the name of the Purchaser and/or its assigns; 3,000,000 of which shares shall be held in escrow with respect to the Company Warrant (the "Company Warrant Shares") and the remainder for shares of the Company Common Stock, into which the Company Preferred Stock Shares are convertible in accordance with the terms of the Certificate of Designation (the "Company Underlying Shares"), and (v) a power of attorney with respect to the Company Common Stock Shares, the Company Preferred Stock Shares, the Company Warrant and the Company Escrow Shares, in the form annexed to the Escrow Agreement (as defined below) as Appendix I. The Escrow Materials shall be held in escrow in accordance with the escrow agreement annexed hereto and made a part hereof as EXHIBIT 2.2(A) (the "Escrow Agreement"). The Escrow Materials shall
            --------------
be released from escrow only in accordance with this Section 2.2 and the Escrow Agreement. At the Closing, the Company shall also deliver a certified copy of the Certificate of Designation to the Escrow Agent.

          (b) Upon conversion of the Company Preferred Stock Shares by the holder or holders thereof, in accordance with the terms of the Certificate of Designation, and the exercise of the Company Warrant by the holder or holders thereof, in accordance with the terms of the Company Warrant, the Escrow Agent shall release the Company Underlying Shares and the Company Warrant Shares to such holder or holders in accordance with the Conversion and Exercise Procedures annexed hereto as EXHIBIT 2.2(B).
                     ---------------

          2.3     Rule  504 Securities.  The Zzyz Preferred Stock Shares and the
                  --------------------
Zzyz Warrant (which includes the Escrow Shares for the Underlying Shares and the Warrant Shares) were sold in accordance with Rule 504 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and Article 51 and related regulations of the Colorado Securities Act, to an accredited investor residing in the State of Colorado. Accordingly, pursuant to Rule 504, the applicable Colorado statutes, and Section 3(a)(9) of the Securities Act, the Zzyz Preferred Stock Shares and the Zzyz Warrant (which include the Escrow Shares for the Underlying Shares and the Warrant Shares) and subsequently the Company Preferred Stock Shares and the Company Warrant (which includes the Company Escrow Shares for the Company Underlying Shares and the Company Warrant Shares) shall be issued without restriction and shall be freely tradable upon resale in accordance with Rule 504.

                                   ARTICLE III

                                     CLOSING
     Subject to satisfaction of the conditions to closing set forth in this Agreement and unless this Agreement is otherwise terminated in accordance with the provisions contained herein, the closing of the Merger and the Contemplated Transactions (the "Closing") shall take place at the offices of Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, New York as promptly as practicable after satisfaction of the conditions set forth in this Agreement, which in no event shall be more than five business days after the Effective Date (the "Closing Date").

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
          4.1     Representations  and  Warranties  of the Company.  The Company
                  ------------------------------------------------
represents  and  warrants  to  Zzyz  as  follows:

          (a)     Organization  and Good Standing.  The Company is a corporation
                  -------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it owns or uses, and to perform all its obligations under the Applicable Contracts. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

          (b)     Authority; No Conflict.
                  ----------------------

          i. This Agreement and any agreement executed in connection herewith constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Company has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and any agreement executed in connection herewith and to perform its obligations hereunder and thereunder.

          ii. Except as set forth in Schedule 4.1(b), neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

                    a.     contravene, conflict with or result in a violation of
(x) any provision of the Organizational Documents of the Company or (y) any resolution adopted by the board of directors or the shareholders of the Company;

                    b. contravene, conflict with or result in a violation of, or give any governmental body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Company or any of the assets owned or used by the Company may be subject;

                    c. contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any Applicable Contract;

                    d. result in the imposition or creation of any material encumbrance upon or with respect to any of the assets owned or used by the Company;

                    e. cause the Company to become subject to, or to become liable for the payment of, any tax; or

                    f. cause any of the assets owned by the Company to be reassessed or revalued by any taxing authority or other governmental body, except in connection with the transfer of real estate pursuant to this Agreement or the Contemplated Transactions.

          (c)     Capitalization.  The  entire  authorized Company Capital Stock
                  --------------
consists of 100,000,000 shares of Company Common Stock, of which 4,400,062 shares are issued and outstanding and 50,000,000 shares of Company Preferred Stock, of which 750,000 shares of Series A Voting Convertible Preferred Stock are issued and outstanding. There are no other outstanding equity securities of the Company. No legend or other reference to any purported encumbrance appears upon any certificate representing the Company Capital Stock other than a standard Securities Act legend. All of the issued and outstanding shares of the Company Capital Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except for this Agreement and as disclosed in Schedule 4.1(c), there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Company Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of the Company Common Stock, or securities or rights convertible or exchangeable into shares of the Company Common Stock. None of the outstanding Company Capital Stock were issued in violation of the Securities Act or any other legal requirement.

          (d)     Financial  Statements.  The  Company  has  delivered to Zzyz a
                  ---------------------
copy of its Form 10-KSB Annual Report for the fiscal year ended December 31, 2001 filed with the SEC (the "Company's Form 10-KSB Report"). The financial statements contained in the Company Form 10-KSB Report are in all material respects in accordance with the books and records of the Company and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, all as more particularly set forth in the notes to such statements. The consolidated balance sheets (the "Company Balance Sheets") present fairly as of their dates the consolidated financial condition of the Company and its subsidiaries. Except as and to the extent reflected or reserved against in the Company Balance Sheets (including the notes thereto), the Company did not have, as of the date of any such Company Balance Sheet, any material liabilities or obligations (absolute or contingent) of a nature customarily reflected in a balance sheet or the notes thereto. The Consolidated Statements of Operations, Consolidated Statements of Shareholders' Equity and changes in Consolidated Statements of Cash Flows present fairly the results of operations and changes in financial position of the Company and its subsidiaries for the periods indicated.

          (e)     SEC  Filings.  The Company has delivered to Zzyz a copy of the
                  ------------
Company's Form 10-KSB Report for the year ended December 31, 2001. Since December 31, 2001, the Company has timely filed all reports required to be filed with the SEC under the rules and regulations of the SEC and all such reports have complied in all material respects, as of their respective filing dates and effective dates, as the case may be, with all the applicable requirements of the Securities Exchange Act of 1934, as amended. As of the respective filing and effective dates, none of such reports (including without limitation, the Company's Form 10-KSB Report) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f)     Absence  of  Material  Adverse  Change.  Since the date of the
                  --------------------------------------
Company Balance Sheets, there have been no events, changes or occurrences which have had or are reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company's business or financial condition.

          (g)     Issuance  of  Company Securities.  The Company Preferred Stock
                  --------------------------------
Shares, the Company Warrant, the Company Underlying Shares, the Company Warrant Shares and the Company Escrow Shares, when issued in accordance with this Agreement, shall be duly authorized, validly issued, fully-paid and nonassessable. The Company has and at all times while the Company Preferred Stock Shares and the Company Warrant are outstanding will continue to maintain an adequate reserve of shares of the Company Common Stock to enable it to perform its obligations under this Agreement, the Certificate of Designation and the Company Warrant. Except as set forth in Schedule 4.1(g) hereto, there is no equity or equity equivalent security outstanding that is substantially similar to the Company Preferred Stock Shares, including any security having a floating conversion price substantially similar to the Shares; provided, however, that
                                                         --------  -------
nothing contained in this Section 4.1(g) shall be deemed to permit any equity or
                                       -
equity equivalent security of the Company to provide for a floating conversion price, other than any security issued or that may be issued to HEM Mutual Assurance LLC or any of its Affiliates or assigns.

          (h)     Undisclosed  Liabilities  Neither  the  Company nor any of its
                  ------------------------
subsidiaries has any obligations or liabilities (contingent or otherwise) except obligations and liabilities (i) that are fully accrued or provided for in all material respects in the Company Balance Sheets in accordance with GAAP, or disclosed in the notes therein in accordance with GAAP or (ii) that were incurred after the date of the Company Balance Sheets in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law) or that would not reasonably be expected to have a material adverse effect on the business or financial condition of the Company.

          (i)     Taxes.
                  -----

               i. The Company has filed or caused to be filed on a timely basis all tax returns that are or were required to be filed by it pursuant to applicable Legal Requirements. The Company has paid, or made provision for the payment of, all taxes that have or may have become due pursuant to those tax returns or otherwise, or pursuant to any assessment received by the Company, except such taxes, if any, as are listed in Schedule 4.1(i) and are being contested in good faith as to which adequate reserves have been provided in the Company Balance Sheets.

          ii. All tax returns filed by the Company are true, correct and complete in all material respects.

          (j)     Employee  Benefits.  The Company does not sponsor or otherwise
                  ------------------
maintain a "pension plan" within the meaning of Section 3(2) of ERISA or any other retirement plan other than the Company Profit Sharing and 401(k) Plan and Trust that is intended to qualify under Section 401 of the Code, nor do any unfunded liabilities exist with respect to any employee benefit plan, past or present. No employee benefit plan, any trust created thereunder or any trustee or administrator thereof has engaged in a "prohibited transaction," as defined in Section 4975 of the Code, which may have a material adverse effect on the condition, financial or otherwise, of the Company.

          (k)     Governmental Authorizations.  The Company has all permits that
                  ---------------------------
are or will be legally required to enable it to conduct its business in all material respects as now conducted.

          (l)     Legal Proceedings; Orders.
                  -------------------------

               i. Except as set forth in Schedule 4.1(l), there is no material pending Proceeding:

                    a. that has been commenced by or against the Company or that otherwise relates to or may affect the business of, or any of the assets owned or used by, the Company; or

                    b. that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any Contemplated Transaction.

               ii.     Except  as  set  forth  in  Schedule  4.1(l):

                    a. there is no material Order to which the Company, or any of the assets owned or used by the Company, is subject; and

                    b. no officer, director, agent, or employee of the Company is subject to any material Order that prohibits such offer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company.

          (m)     Absence of Certain Changes and Events.  Except as set forth in
                  -------------------------------------
Schedule 4.1(m), since the date of the Company Balance Sheets, the Company has conducted its business only in the Ordinary Course of Business, there has not been any material adverse effect on the Company's business or operations, and there has not been any:

               i. change in the authorized or issued Company Capital Stock of the Company; grant of any stock option or right to purchase shares of capital stock of the Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition or payment of any dividend or other distribution or payment in respect of shares of capital stock;

               ii. amendment to the Organizational Documents of the Company;

               iii. damage to or destruction or loss of any asset or property of the Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company, taken as a whole;

               iv. receipt of notice that any of its substantial customers has terminated or intends to terminate its relationship, which termination would have a material adverse effect on its financial condition, results or operations, business assets or properties;

               v. entry into any transaction other than in the Ordinary Course of Business;

               vi. entry into, termination of, or receipt of written notice of termination of any material (i) license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) contract or transaction;

               vii. sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company;

               viii. cancellation or waiver of any claims or rights with a value to the Company in excess of $10,000;

               ix. material change in the accounting methods used by the Company; or

               x. agreement, whether oral or written, by the Company to do any of the foregoing.

          (n)     No  Defaults.  The  Company  is,  and  at  all times since the
                  ------------
Company Balance Sheets date has been, in material compliance with all applicable terms and requirements of each contract under which the Company has or had any obligation or liability or by which the Company or any of the assets owned or used by the Company is or was bound.

          (o)     Certain  Payments.  Since  the  date  of  the  Company Balance
                  -----------------
Sheets, neither the Company nor any director, officer, agent or employee of the Company has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services
(i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or
(iv) in violation of any Legal Requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

          (p)     Brokers  or  Finders.  The  Company  has  not  incurred  any
                  --------------------
obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     4.2     Representations  and  Warranties  of  Zzyz.  Zzyz  represents  and
             ------------------------------------------
warrants  to  the  Company  as  follows:

          (a)     Organization and Good Standing.  Zzyz is a corporation duly
                  ------------------------------
organized, validly existing and in good standing under the laws of the State of Wyoming with full power and authority to conduct its businesses as it is now being conducted, to own or use the properties and assets that it owns or uses, and to perform all of its obligations under this Agreement and the Applicable Contracts. Zzyz was formed to engage in the business of ranching and boarding horses, but to date has not engaged in any significant business operations.

          (b)     Authority; No Conflict.
                  ----------------------

               i. This Agreement constitutes the legal, valid and binding obligation of Zzyz, enforceable against Zzyz in accordance with its terms. Upon the execution and delivery by Zzyz of this Agreement, the Agreement will constitute the legal, valid and binding obligation of Zzyz, enforceable against Zzyz in accordance with its terms. Zzyz has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

               ii. Neither the execution and delivery of this Agreement by Zzyz nor the consummation or performance of any obligations contained in this Agreement by Zzyz will give any Person the right to prevent, delay, or otherwise interfere with this Agreement and any of the Contemplated Transactions.

               iii. Zzyz is not required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

          (c)     Capitalization.  The  number  of  shares of capital stock that
                  --------------
Zzyz is authorized to issue is unlimited and its issued and outstanding capital stock consists of 1,000 shares of Common Stock and 750 shares of Preferred Stock. With the exception of the Zzyz Common Stock Shares and the Zzyz Preferred Stock Shares, there are no other outstanding equity securities of the Company. No legend or other reference to any purported encumbrance appears upon any certificate representing the Zzyz Common Stock Shares or the Zzyz Preferred Stock Shares. The Zzyz Common Stock Shares and the Zzyz Preferred Stock Shares have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in the Purchase Agreement and for the Zzyz Warrant, there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Zzyz Common Stock, or contracts, commitments, understandings, or arrangements by which Zzyz is or may become bound to issue additional shares of Zzyz Common Stock, or securities or rights convertible or exchangeable into shares of Zzyz Common Stock. None of the outstanding Zzyz Common Stock Shares or the Zzyz Preferred Stock Shares were issued in violation of the Securities Act or any other legal requirement. Zzyz does not own, and has no contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

          (d)     Financial  Statements.  Zzyz  has  delivered  to the Company a
                  ---------------------
balance sheet of Zzyz as at June 30, 2002 (the "Zzyz Balance Sheet"), and a profit and loss statement for the six month period ended June 30, 2002. Such financial statements fairly present the financial condition and the results of operations of Zzyz as at the respective dates of and for the periods referred to in such financial statements.

          (e)     Absence  of  Material  Adverse  Change.  Since the date of the
                  --------------------------------------
most recent Zzyz Balance Sheet provided under Section 4.2(d) hereof, there have been no events, changes or occurrences which have had or are reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company.

          (f)     Books  and Records.  The books of account, minute books, stock
                  ------------------
record books, and other records of Zzyz, all of which have been made available to the Company, are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of Zzyz contain accurate and complete records of all meetings held of, and corporate action taken by, the shareholders, the Board of Directors, and any committees of the Board of Directors of Zzyz.

          (g)     No Undisclosed Liabilities.  There are no material liabilities
                  --------------------------
of  Zzyz  other  than:

               i. Liabilities set forth on, reserved against or reflected in the Zzyz Balance Sheet and notes thereto;

               ii. Liabilities disclosed in this Agreement, the Exhibits attached hereto, and in Schedule 4.2(g) or lists furnished pursuant hereto (and for this purpose, the disclosure of facts, circumstances, situations and conditions in the Schedules shall be deemed disclosure of liabilities which arise from such facts, circumstances, situations and conditions regardless of whether, when or in what form such liabilities may arise in the future); or

               iii. Liabilities incurred in the Ordinary Course of Business since the Zzyz Balance Sheet date, none of which had a material adverse effect on the business, financial condition or results of operations of Zzyz, and none of which is required to be recorded under GAAP in respect of any period prior to the Zzyz Balance Sheet date, and none of which is in respect of a material claim for damages, fines or other legal relief.

          (h)     Title  to  Properties;  Encumbrances.  Zzyz  has  good  and
                  ------------------------------------
marketable title to all the properties, interest in such properties and assets, real and personal, reflected in the Zzyz Balance Sheet or acquired after the date of such balance sheet (except properties, interests and assets sold or otherwise disposed of since such date, in the Ordinary Course of Business), free and clear of all mortgages, liens, pledges, charges or encumbrances except (i) mortgages and other encumbrances referred to in the notes to such balance sheet,
(ii) liens for current taxes not yet due and payable and (iii) such imperfections of title and easements as do not materially detract from or interfere with the present use of the properties subject thereto or affected thereby, or otherwise materially impair present business operations at such properties.

          (i)     Legal Proceedings; Orders.
                  -------------------------

               i. Except as set forth in Schedule 4.2(i), there is no material pending Proceeding:

                    a. that has been commenced by or against Zzyz or that otherwise relates to or may affect the business of, or any of the assets owned or used by, Zzyz; or

                    b. that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any Contemplated Transaction.

               ii.     Except  as  set  forth  in  Schedule  4.2(i):

                    a. there is no material Order to which Zzyz, or any of the assets owned or used by Zzyz, is subject; and

                    b. no officer, director, agent, or employee of Zzyz is subject to any material Order that prohibits such offer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the business of Zzyz.

          (j)     Brokers  or  Finders.  Zzyz  has  incurred  no  liability,
                  --------------------
contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

                                    ARTICLE V

                                    COVENANTS
          5.1     Covenants  of  the  Company.
                  ---------------------------

          (a)     Conduct  of  Business.  Prior to and through the Closing Date,
                  ---------------------
the  Company  shall:

               i. conduct its business only in the Ordinary Course of Business;

               ii. use its commercially reasonable efforts to preserve intact the current business organization of the Company, keep available the services of the current officers, employees and agents of the Company, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents and others having business relationships with the Company;

               iii. not pay, incur or declare any dividends or distributions with respect to its shareholders or amend its Certificate of Incorporation or By-Laws, without the prior written consent of the Zzyz Preferred Stock shareholder;

               iv. not authorize, issue, sell, purchase or redeem any shares of its capital stock or any options or other rights to acquire ownerships interests without the prior written consent of the Zzyz Preferred Stock shareholder;

               v. not incur any indebtedness for money borrowed or issue and debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in respect of any of its properties or assets;

               vi. not make any investment of a capital nature either by purchased stock or securities, contribution to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person;

               vii. not do any other act which would cause representation or warranty of the Company in this Agreement to be or become untrue in any material respect or that is not in the ordinary course of business consistent with past practice;

               viii. report periodically to the Zzyz Preferred Stock shareholder concerning the status of the business and operations of the Company; and

               ix. confer with the Zzyz Preferred Stock shareholder concerning operational matters of a material nature.

          (b)     Proposals;  Other Offers.  Commencing on the date of execution
                  ------------------------
of this Agreement through the Closing Date, the Company shall not, directly or indirectly (whether through an employee, a representative, an agent or otherwise) solicit or encourage any inquiries or proposals, engage in negotiations for or consent to or enter into any agreement providing for the acquisition of its business. The Company shall not, directly or indirectly (whether through an employee, a representative, an agent or otherwise) disclose any nonpublic information relating to the Company or afford access to any of the books, records or other properties of the Company to any person or entity that is considering, has considered or is making any such acquisition inquiry or proposal relating to the Company's business.

          (c)     Further  Assurances.  Prior  to  the  Closing  Date,  with the
                  -------------------
cooperation of Zzyz where appropriate, the Company shall use commercially reasonable efforts to:

               i. promptly comply with all filing requirements which federal, state or local law may impose on the Company with respect to the Contemplated Transactions by this Agreement; and

               ii. take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including without limitation, any landlord or lessor of the Company and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by the Company in connection with the Contemplated Transactions by this Agreement.

          (d)     Access to Additional Agreements and Information.  Prior to the
                  -----------------------------------------------
Closing Date, the Company shall make available to Zzyz (as well as its shareholders, counsel, accountants and other representatives) any and all agreements, contracts, documents, other instruments and personnel material to the Company's business, including without limitation, those contracts to which the Company is a party and those by which its business or any of the Company's assets are bound.

          5.2     Covenants  of  Zzyz.
                  -------------------

          (a)     Third  Party  Consents.  Zzyz shall use all reasonable efforts
                  ----------------------
to obtain any consent, authorization or approval of, or exemption by, any governmental authority or agency or other third party required to be obtained or made by it in connection with this Agreement or the consummation of the Contemplated Transactions.

          (b)     Further  Assurances.  Prior  to  the  Closing  Date,  with the
                  -------------------
cooperation  of  the  Company  where  appropriate,  Zzyz  shall:

               i. promptly comply with all filing requirements which federal, state or local law may impose on Zzyz with respect to the Contemplated Transactions by this Agreement; and

               ii. take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including without limitation, any landlord or lessor of the Company and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by Zzyz in connection with the Contemplated Transactions by this Agreement.

          (c)     Actions  by Zzyz.  Zzyz shall take no action or enter into any
                  ----------------
agreements  or  arrangements  except  as  may  be  required  by  this Agreement.

          (d)     No  Change  in Capital Stock.  Prior to the Effective Time, no
                  ----------------------------
change will be made in the authorized, issued or outstanding capital stock of Zzyz, and no subscriptions, options, rights, warrants, calls, commitments or agreements relating to the authorized, issued or outstanding capital stock of Zzyz will be entered into, issued, granted or created, except in the Ordinary Course of Business or with the prior written approval of the Company.

          5.3     Governmental Filings and Consents.  The Company and Zzyz shall
                  ---------------------------------
cooperate with one another in filing any necessary applications, reports or other documents with any federal or state agencies, authorities or bodies having jurisdiction with respect to the business of the Company or the by this Agreement and in seeking any necessary approval, consultation or prompt favorable action of, with or by any of such agencies, authorities or bodies.

          5.4     Publicity.  Any  public announcement or press release relating
                  ---------
to this Agreement or the Contemplated Transactions must be approved by the Zzyz Preferred Stock shareholder, in writing before being made or released. The Company shall have the right to issue a press release without the Zzyz Preferred Stock shareholder's written approval if in the opinion of the Company's counsel such a release is necessary to comply with SEC Rules and Regulations provided
                                                                        --------
that,  the  Zzyz  Preferred  Stock  shareholder receives a copy of such prepared
  --
press  release  for  purposes  of  review at least 24 hours before it is issued.
  --
This  24 hour period may be shortened if in the opinion of the Company's counsel
  -
it  is  required  by  law,  provided  that, the Zzyz Preferred Stock shareholder
                            --------  ----
receives a copy of such release as long as reasonably practical before it is issued.

          5.5     Tax  Returns.  The  current officers of the Company shall have
                  ------------
the right to prepare any tax returns of the Company with respect to any period that ends on or before the Closing Date, which tax returns shall be prepared in a manner consistent with prior tax returns. Such tax returns shall be timely filed by the Company. Zzyz and the Company shall cooperate with said officers in the preparation of such tax returns. The Company may not amend any Company tax return relating to a period through or including the Closing Date without the prior written consent of the Zzyz Preferred Stock shareholder immediately prior to the Closing Date.

                                   ARTICLE VI

                                   CONDITIONS

          6.1     Conditions  to Obligations of Zzyz.  The obligation of Zzyz to
                  ----------------------------------
consummate the Contemplated Transactions is subject to the fulfillment of each of the following conditions:

          (a)     Copies of Resolutions.  At the Closing, the Company shall have
                  ---------------------
furnished  Zzyz  with  a  certificate  of  its President, in the form of EXHIBIT
                                                                         -------
6.1(A)  annexed  hereto,  certifying  that  attached  thereto  are  copies  of
     -
resolutions  duly  adopted  by the board of directors of the Company authorizing
     -
the execution, delivery and performance of this Agreement and all other necessary or proper corporate action to enable the Company to comply with the terms of this Agreement.

          (b)     Opinion  of  Company's  Counsel.  The  Company  shall  have
                  -------------------------------
furnished to Zzyz, at the Closing, with an opinion of Weed & Co., LLP, counsel to the Company, dated as of the Closing Date, substantially in the form of
EXHIBIT  6.1(B)  annexed  hereto.
     ----------

          (c)     Opinion  of  Company's  Counsel.  The  Company  shall  have
                  -------------------------------
furnished to Zzyz, at the Closing, with an opinion of Hand & Hand, a professional corporation, counsel to the Company, dated as of the Closing Date, substantially in the form of EXHIBIT 6.1(C) annexed hereto.
                                  ---------------

          (d)     Instruction  Letter to Transfer Agent.  The Company shall have
                  -------------------------------------
furnished to Zzyz, at the Closing, with a letter from the Company to its transfer agent, to accept the legal opinion set forth in Section 6.1(c), dated as of the Closing Date, substantially in the form of EXHIBIT 6.1(D) annexed
                                                          --------------
hereto.

          (e)     Accuracy  of  Representations  and  Warranties; Performance of
                  --------------------------------------------------------------
Covenants.  Each  of the representations and warranties of the Company set forth
   ------
in this Agreement was true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. The Company shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by the Company at or prior to the Closing Date.

          (f)     Delivery  of Certificate.  The Company shall have delivered to
                  ------------------------
Zzyz  a  certificate,  in  the  form of EXHIBIT 6.1(F) annexed hereto, dated the
                                        --------------
Closing Date, and signed by an executive officer of the Company affirming that the representations and warranties as set forth in Section 4.1 were and are true, correct and complete as required by Section 6.1(e).

          (g)     Consents  and  Waivers.  At the Closing, any and all necessary
                  ----------------------
consents, authorizations, orders or approvals shall have been obtained, except as the same shall have been waived by the Zzyz Preferred Stock shareholder.

          (h)     Litigation.  On  the Closing Date, there shall be no effective
                  ----------
injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to the Company issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Contemplated Transactions or making consummation thereof unduly burdensome to Zzyz. On the Closing Date and immediately prior to consummation of the Contemplated Transactions, no proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other Person with respect to the Contemplated Transactions.

          (i)     Delivery  of  Documents  and  Other Information.  Prior to the
                  -----------------------------------------------
Closing Date, the Company shall have made available or delivered to Zzyz all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.

          6.2     Conditions  to Obligations of the Company.  The obligations of
                  -----------------------------------------
the Company to consummate the Contemplated Transactions are subject to the fulfillment of each of the following conditions:

          (a)     Copies  of  Resolutions.  At  the  Closing,  Zzyz  shall  have
                  -----------------------
furnished  the  Company  with  a  certificate  of  its President, in the form of
EXHIBIT  6.2(A)  annexed  hereto, certifying that attached thereto are copies of
      ---------
resolutions duly adopted by the board of directors of Zzyz authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable Zzyz to comply with the terms of this Agreement.

          (b)     Opinion  of  Zzyz's  Counsel.  Zzyz  shall  have furnished the
                  ----------------------------
Company at the Closing, with an opinion of Hand & Hand, a professional corporation, counsel to Zzyz, dated as of the Closing Date, substantially in the form of EXHIBIT 6.2(B) annexed hereto.
          ---------------

          (c)     Accuracy  of  Representations  and  Warranties; Performance of
                  --------------------------------------------------------------
Covenants.  Each of the representations and warranties of Zzyz was true, correct
   ------
and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. Zzyz shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by Zzyz at or prior to the Closing Date.

          (d)     Delivery  of  Certificate.  Zzyz  shall  have delivered to the
                  -------------------------
Company  a  certificate, in the form of EXHIBIT 6.2(D) annexed hereto, dated the
                                        --------------
Closing Date and signed by an executive officer of Zzyz, affirming that the representations and warranties of Zzyz as set forth in Section 4.2 were and are true, correct and complete as required by Section 6.2(c).

          (e)     Consents  and  Waivers.  On  or prior to the Closing Date, any
                  ----------------------
and all necessary consents, authorizations, orders or approvals shall have been obtained, except as the same shall have been waived by the Company.

          (f)     Litigation.  On  the Closing Date, there shall be no effective
                  ----------
injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to Zzyz issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Contemplated Transactions or making the consummation thereof unduly burdensome to the Company. On the Closing Date, no proceeding or lawsuit shall have been commenced, threatened or be pending or by any governmental or regulatory agency or authority or any other person with respect to the Contemplated Transactions.

          (g)     Delivery  of  Documents  and  Other Information.  Prior to the
                  -----------------------------------------------
Closing Date, Zzyz shall have made available or delivered to the Company all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.

                                   ARTICLE VII

                                   TERMINATION
          7.1     Termination  by  Mutual  Agreement.  This  Agreement  may  be
                  ----------------------------------
terminated at any time by mutual consent of the parties hereto, provided that such consent to terminate is manifested in writing and is signed by each of the parties hereto.

          7.2     Termination  for  Failure  to  Close.  This Agreement shall be
                  ------------------------------------
automatically terminated if the Closing shall not have occurred by September 4, 2002.

          7.3     Termination  by  Operation  of  Law.  This  Agreement  may  be
                  -----------------------------------
terminated by any party hereto if there shall be any statute, rule or regulation that renders consummation of the Contemplated Transactions illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

          7.4     Termination  for  Failure  to Perform Covenants or Conditions.
                  -------------------------------------------------------------
This  Agreement  may  be  terminated  prior  to  the  Closing  Date:

          (a) by Zzyz if: (i) any of the representations and warranties made in this Agreement by the Company shall not be materially true and correct, when made or at any time prior to consummation of the Contemplated Transactions as if made at and as of such time; (ii) any of the conditions set forth in
Section 6.1 hereof have not been fulfilled by the Closing Date; (iii) the Company shall have failed to observe or perform any of its material obligations under this Agreement; or (iv) as otherwise set forth herein; or

          (b) by the Company if: (i) any of the representations and warranties of Zzyz shall not be materially true and correct when made or at any time prior to consummation of the Contemplated Transactions as if made at and as of such time; (ii) any of the conditions set forth in Section 6.2 hereof have not been fulfilled by the Closing Date; (iii) Zzyz shall have failed to observe or perform any of their material respective obligations under this Agreement; or
(iv)  as  otherwise  set  forth  herein.

          7.5     Effect  of  Termination or Default; Remedies.  In the event of
                  --------------------------------------------
termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto, provided that such party is a Non-Defaulting Party (as defined below). The foregoing shall not relieve any party from liability for damages actually incurred as a result of such party's breach of any term or provision of this Agreement.

          7.6     Remedies;  Specific  Performance.  In the event that any party
                  --------------------------------
shall fail or refuse to consummate the Contemplated Transactions or if any default under or beach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the "Defaulting Party") shall have occurred that results in the failure to consummate the Contemplated Transactions, then in addition to the other remedies provided herein, the non-defaulting party (the "Non-Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party, or may seek to obtain an order of specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that the Non-Defaulting Party seeking such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party's failure, refusal, default or breach. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

                                  ARTICLE VIII

                            SURVIVAL; INDEMNIFICATION
          8.1     Survival  of  Representations  and  Warranties of the Company.
                  -------------------------------------------------------------
All representations and warranties of the Company shall survive the execution and delivery of this Agreement and the Closing hereunder and shall thereafter continue in full force and effect until the second anniversary of the Closing Date and shall thereafter terminate except to the extent that notice of the Company's liability in respect of any inaccuracy in or breach of any representation or warranty shall have been given on or prior to such second anniversary.

          8.2     Survival  of  Representations  and  Warranties  of  Zzyz.  All
                  --------------------------------------------------------
representations  and  warranties  of  Zzyz  shall  terminate  upon  the Closing.

          8.3     Obligation of the Company to Indemnify.  The Company agrees to
                  --------------------------------------
indemnify, defend and hold harmless Zzyz (and its directors, officers, employees, affiliates, shareholders, agents, attorneys, successors and assigns) from and against all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' and consultants' fees and disbursements) (collectively, "Losses") based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of the Company contained in this Agreement or in the Schedules and Exhibits hereto or (ii) breach of any covenant or agreement contained in this Agreement or the Contemplated Transactions.

          8.4     Obligation  of  and  Zzyz  to  Indemnify.  Zzyz  agrees  to
                  ----------------------------------------
indemnify, defend and hold harmless the Company (and its directors, officers, employees, affiliates, shareholders, agents, attorneys, successors and assigns) from and against any Losses based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of Zzyz contained in this Agreement or (ii) breach of any covenant or agreement contained in this Agreement or the Contemplated Transactions.

          8.5     Notice and Opportunity to Defend.  (a)  Promptly after receipt
                  --------------------------------
by any Person entitled to indemnity under this Agreement (an "Indemnitee") of notice of any demand, claim or circumstances which, with the lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") to any other party (or parties) who is or may be obligated to provide indemnification pursuant to Section 8.3 or 8.4 (the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

          (b) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days after the date the Claims Notice is given (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability and all reasonable expenses incurred by the Indemnitee in defending or compromising such Asserted Liability, all amounts required to be paid in connection with any such Asserted Liability pursuant to the determination of any court, governmental or regulatory body or arbitrator, and amounts required to be paid in connection with any compromise or settlement consented to by the Indemnitee, shall be borne by the Indemnifying Party. Except as otherwise provided in the immediately preceding sentence, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the objection of the other, provided, however, that consent to settlement or compromise shall not be unreasonably withheld. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

                                   ARTICLE IX

                                   DEFINITIONS
     The following terms, which are capitalized in this Agreement, shall have the meanings set forth below for the purpose of this Agreement.

     "Applicable Contract" means any Contract (a) under which the Company has or
      -------------------
may acquire any rights, (b) under which the Company has or may become subject to any obligation or liability or (c) by which the Company or any of the assets owned  or  used  by  it  is  or  may  become  bound.
"Contemplated  Transactions"  means all of the Contemplated Transactions by this
 --------------------------
Agreement,  including:
(1)     the  Merger;  and
(2)     the  performance  by  the  parties  of  their  respective  covenants and obligations  under  this  Agreement.
"ERISA" means the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to such law or any successor law.
"GAAP" means generally accepted accounting principles in the United States, applied on a consistent basis.
"Knowledge" means actual awareness by a Person of a fact or other matter after all due inquiry; references to "Company's Knowledge" shall be deemed to include the actual awareness after all due inquiry of each of the directors, executive officers and principal shareholders of the Company.
"Legal  Requirement"  means  any  federal,  state,  local,  municipal,  foreign,
 ------------------
international, multinational or other administrative law, ordinance, principle of common law, regulation, statute or treaty.
"Order" means any award, decision, injunction, judgment, order, ruling, subpoena or verdict entered, issued, made or rendered by any court, administrative agency or other governmental body or by any arbitrator.
"Ordinary  Course  of  Business"  means  an  action  taken  by  a  Person where:
 ------------------------------
(1) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;
(2) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and
(3) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.
"Organizational  Documents"  means  the articles or certificate of incorporation
 -------------------------
and  the  by-laws  of  a  corporation  and  any  amendment  thereto.
"Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.
"Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any governmental body or arbitrator.
"SEC"  means  the  U.S.  Securities  and  Exchange  Commission.
"Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
 ---------------
                                    ARTICLE X

                                  MISCELLANEOUS
          10.1     Fees  and  Expenses.  Except  as  otherwise  provided in this
                   -------------------
Agreement, each party hereto will bear its own legal, accounting and other fees and expenses incident to the Contemplated Transactions herein.

          10.2     Modification,  Amendments and Waiver.  The parties hereto may
                   ------------------------------------
amend, modify or otherwise waive any provision of this Agreement by mutual consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

          10.3     Assignment.  Neither  the  Company  nor  Zzyz  shall have the
                   ----------
authority to assign its respective rights or obligations under this Agreement without the prior written consent of the other party hereto.

          10.4     Successors.  This Agreement shall be binding upon and, to the
                   ----------
extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and permitted assigns.

          10.5     Entire Agreement.  This Agreement and the exhibits, lists and
                   ----------------
other documents referred to herein contain the entire agreement among the parties hereto with respect to the Contemplated Transactions and supersede all prior agreements with respect thereto, whether written or oral.

          10.6     Governing  Law.  This  Agreement  shall  be  governed  by and
                   --------------
construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.

          10.7     Notices.  Any  notice, request, instruction or other document
                   -------
to be given hereunder by any party hereto shall be in writing and delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, or by recognized overnight carrier, addressed as follows:

If to Zzyz:     Zzyzx Zzazx Zzozx, Inc.
24351 Pasto Road, Suite B
Dana Point, California 92629
Phone:   (954) 733-5785
Attn:     Jay Hand
Tel:     (949) 489-2400
Fax:     (949) 489-0034

If to the Company:     National Beauty Corp.
4818 West Commercial Boulevard
Ft. Lauderdale, Florida 33319
Attn:  Edward A. Roth, President
Tel:     (954) 733-5785
Fax:     (954) 345-3847
     with copies to:

Weed & Co., L.L.P.
4695 MacArthur Court, Suite 1430
Newport Beach, California 92660
Attn.:     Richard O. Weed, Esq.
Tel:     (949) 475-9086
Fax:     (949) 475-9087

Kaplan Gottbetter & Levenson, LLP
630 Third Avenue
New York, New York 10017
Attn.:     Adam S. Gottbetter, Esq.
Tel:     (212) 983-6900
Fax:     (212) 983-9210

or to such other persons or addresses as may be designated in writing by the party to receive such notice. If mailed as aforesaid, the day of mailing or transmission shall be the date any such notice shall be deemed to have been delivered.

          10.8     Counterparts.  This  Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

          10.9     Rights  Cumulative.  All  rights,  powers  and  privileges
                   ------------------
conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

          10.10     Severability  of  Provisions.  The  provisions  of  this
                    ----------------------------
Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

          10.11     Headings.  The  headings  set  forth  in  the  articles  and
                    --------
sections of this Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date and year first above written.
NATIONAL BEAUTY CORP.


By:     /s/ Edward A. Roth
        ------------------
     Edward A. Roth, President
     ZZYZX ZZAZX ZZOZX, INC.


By:     /s/ Jay Hand
        ------------
     Jay Hand, President